The global leader in midsize wide-body leasing and operating solutions Joe Hete President & CEO Quint Turner Chief Financial Officer Rich Corrado Chief Commercial Officer Seaport Global Securities Transports & Industrials Conference March 22, 2017 Coral Gables, Fla.

Safe Harbor Statement Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on- time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; the number and timing of deployments and redeployments of our aircraft to customers; the ability and timeliness with which the China-based joint venture is able to secure the necessary approvals from the People’s Republic of China and execute its business plan; the completion of anticipated commercial arrangements with new and existing customers, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward- looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

World’s Only Comprehensive Turn-key Solution Provider For customers seeking midsize freighter services, ATSG offers all elements of the solution set, ranging from an entry-point ACMI lease to a dedicated dry-leased fleet with flight crews, maintenance and logistical support from five strong operating companies. Dry Leasing of 767-300s, 767-200s, 757-200s, and 737-400s Engine Leasing Conversion Management Engine PBH Services Certification Support Leasing ACMI-CMI Support Services ACMI CMI Wet Leasing Ad-Hoc Charter Heavy & Line Maintenance Component Services Engineering Services Boeing & Airbus Experience P-to-F Conversions, 737-300 & 737-400 3 Sort Operations GSE Leasing, Service MHE Service

2016 Accomplishments Freighter fleet expands as five Boeing 767s entered service in 2016; eleven more due in 2017, six in 2018. 80% of 767s in service YE2016 were dry-leased. Typical lease durations are 5 to 8 years. Agreements with Amazon completed in March call for long-term placements of 20 leased and operated 767 freighters, plus warrants for Amazon to acquire up to 19.9% of ATSG shares. Diversified, growing revenue streams 2016 revenues up 18% excluding reimbursements. DHL represented 34% of revenues; Amazon 29%, U.S. Military 12%. Record Adjusted EBITDA for 2016 of $212MM, up 7%. Logistics business grows through expanded ground support roles for major customers. PEMCO acquired at year-end, expanding AMES’s MRO capabilities and capacity, and adding conversion and MRO facilities in China, S. America and U.S. serving Boeing and Airbus airframes. Improved shareholder value as stock price grew more than 2x major market indexes and most peers in 2016, backed by $64MM in share repurchases. Credit facility amendment added $100MM in capacity and more buyback flexibility. 4

11 52 6 10 41 7 17 30 2 In-Service 767F Fleet to be 83% Dry Leased YE2017 5 YE 2015 CAM-Owned 767Fs YE 2016 Focus on regional air networks driving demand for more of our midsize 767 freighters, longer-term dry leases, and more CMI, maintenance and logistics support. (15 with CMI) (28 with CMI) Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 2016-17 767F Leases 2016 Q1: DHL 1 – 767-300 Raya 1 – 767-200 Q2: Amazon 8 – 767-200 Amerijet 1 – 767-300 Q3: Amazon 3 – 767-200 Q4: Amazon 1 – 767-200 Amazon 2 – 767-300 DHL 1 – 767-300 2017 (all 300s) Q1: Amazon 1 (January) Projected Q2: Amazon 4 Q3-4: Amazon 1, Others 5 YE 2017E (32 with CMI) 1

Targeting Growing Global Network Demand E-commerce, distributed manufacturing trends creating demand for new express networks Abundant ACMI and Dry Lease Opportunities MIDDLE EAST • 6.9% market growth in 2016: IATA • Aging network fleets due for replacement • CAM has leased two 767s to DHL in Mideast network ASIA • Rapid regional e-commerce, distributed manufacturing growth • PEMCO’s strong position in 737 freighter conversions in China creates new opportunities • Preparing for joint-venture launch in China with leases of CAM-owned 737s to partner Okay Airways AMERICAS • Steady growth; DHL’s Americas region revenues grew 7.1% in 2016 to lead all DHL regions. • Amazon’s air-network growth will continue via 50-yr. lease for hub at CVG with ramp space for 100 aircraft • PEMCO’s MRO facilities in Tampa support Latin America trade lanes • 767 range/payload an ideal fit for north-south routes EUROPE • 2016’s fastest-growing airfreight market at 7.1%: IATA • Investment in Sweden’s West Atlantic AB yields additional 767 dry leases 6

767-300 Investments & Deployments 7 CAM-Owned 767-300Fs 2015 2016 2017E In Service at Start 8 11 16 Complete Modification & Deploy 3 5 11 Deploying To DHL, CargoJet Amazon, DHL, Amerijet Amazon, other external, ATI In Service at End 11 16 27 In/Awaiting Modification 2 7 6 Customer demand for additional 767-300 freighters in 2017 beyond the eight we will lease to and operate for Amazon

• Five-year operating agreement signed March 8, 2016, effective April 1, 2016 • Seven-year lease terms for eight 767-300s; five-year terms for twelve 767-200s • Aircraft are CAM-leased, ABX Air/ ATI operated, AMES maintained, LGSTX supported • Network currently based in Wilmington Air Park, hub operated by LGSTX. Moving to Cincinnati airport during 2017. Trial network launched in September 2015 with support from five ATSG businesses leads to contracts for 20 CAM-leased 767 freighters, crews and support services ATSG to lease, operate & support 20 767s by mid-2017 March 2017 July 2017 767-300 767-200 Amazon Support LEASING CMI SERVICES HUB & GATEWAY MAINTENANCE 8

9 Amazon to receive ATSG warrants for purchase of up to 19.9% of ATSG common shares at $9.73 per share through March 2021 Warrant A Warrant B-1 7.7MM potential shares; warrant issued, vested 1.6MM potential shares; warrant to be issued and vest March 2018 Warrant B-2 ~0.5MM potential shares; (adjusts to 19.9%) warrant to be issued and vest September 2020 5.1MM potential shares; pro-rata warrant vesting as eight 767Fs leased through mid-2017 • Investment Agreement for warrants signed March 8, 2016 • ATSG shareholders overwhelmingly approved increase in authorized shares and other enabling measure at annual meeting on May 12, 2016 • Amazon may appoint a Board observer, and, alternatively, upon acquiring 10% of ATSG shares, nominate one candidate for election to ATSG’s Board • Approximately 9.0MM ATSG warrants issued and vested through 12/31/2016 • Share repurchases will reduce final number of warrants required to true-up Amazon holdings to 19.9% in 2020 Amazon Pact Sealed With Investment Agreement

Dry leasing and airline fleet utilization, along with support services backing, drove revenue and cash flow growth in 2016 and will accelerate in 2017 10 • $150MM revenue gain driven by 11 more external 767 dry leases, Amazon CMI support, maintenance and logistics gains • Adjusted Pre-tax Earnings exclude non- cash warrant-related effects, pension expense, affiliate’s debt issuance charge • Include $20MM total impact of revenue reductions stemming from work stoppage, extra expense for pilot premium pay and other ramp-up costs • Adjusted EPS for 2016 exclude non- cash dollar effects of warrants issued to Amazon • 2017 Adjusted EBITDA projection assumes, among other items, deployment of eleven additional 767s and two 737s, full-year benefit from five 767s added in 2016, ACMI Services profitability $619 $769 $61 $65 $0.60 $0.58 $197 $212 $260 2016 Results & 2017 Adjusted EBITDA Outlook Revenues Adj. Pre-Tax Earnings* (Cont. Oper.) Adj. EPS* (Cont. Oper.) Adj. EBITDA* (Cont. Oper.) 2015 2016 2015 2016 2015 2016 2015 2016 * Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings and Adjusted EBITDA. See the following slide for Adjusted EPS reconciliation. $MM $MM $MM 2017E E

EPS Adjustments Reflect Warrant Valuation 11 ATSG’s GAAP Earnings from Continuing Operations for 2016 and future periods reflect: • incremental non-cash gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability • non-cash lease revenue reduction associated with the amortization of value for warrants Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution. Year Ended December 31, 2016 2015 Earnings (loss) from Continuing Operations (GAAP) $ 21,060 $ 39,155 Loss from warrant revaluation, net of tax 13,049 — Lease incentive amortization, net of tax 3,424 — Adjusted Earnings from Continuing Operations (non-GAAP) $ 37,533 $ 39,155 Weighted Average Shares - diluted (GAAP) 62,994 65,127 Additional weighted average shares 1,940 — Adjusted Shares (non-GAAP) 64,934 65,127 Earnings (loss) per Share from Continuing Operations - diluted (GAAP) $ 0.33 $ 0.60 Effect of warrant revaluation, net of tax 0.20 — Effect of lease incentive amortization, net of tax 0.05 — Adjusted Earnings per Share from Continuing Operations (non-GAAP) $ 0.58 $ 0.60

49 53 55 60 73 2.5x 2.0x 1.6x 2.2x 2.5-3x 2013 2014 2015 2016 2017E Debt Obligations / Adjusted EBITDA* Strong Capital Base to Support Fleet Growth • Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. See table at end of this presentation for reconciliation to nearest GAAP results. 12 Strong Adjusted EBITDA generation, access to capital through rolling five-year credit facility allows us to maintain conservative balance sheet 767, 757 & 737 Owned Freighters

Share Repurchases May 2015 – YE 2016 13 Repurchases, investments and debt repayment key components of capital allocation strategy 1.1 4.8 5.9 (MMs) $10.3 $63.6 $73.9 ($MMs) 2016 2015  9.1% repurchased of 65.2MM shares outstanding prior to first Board authorization in May 2015  Includes 3.8MM shares repurchased from affiliate of Red Mountain for $50MM in July 2016  Average share repurchase price of $12.52 including fees, vs. current ATSG market price in $16-17 range  Repurchases now executed mainly under Rule 10b5 authorization. Rule 10b18 plan in place for repurchase of share blocks when available under attractive terms  $26.1MM remaining under Board’s $100MM authorization as of YE2016 Dollars Shares

Highlights and Outlook Strong growth trajectory Double-digit revenue growth from business with new express networks, global network integrators and regional operators attracted to midsize freighter assets, and unique model that offers short-term ACMI flexibility and long-term dry-leasing cost advantages backed by support services. Attractive assets World’s largest fleet of 100% owned midsize converted Boeing freighters available on a dedicated basis, with wide range of freighter network applications. Converted freighters offer decades of reliable service with lower investment, backed by best-in-class maintenance and conversion capabilities. Lease-driven sustained cash flow Business model emphasizes long-term returns from dry-leasing freighter assets to leading network operators, enhanced by unique combinations of airline, maintenance, logistics and network management services. Not a federal cash taxpayer until 2019 or later. Strong balance sheet Debt leverage 2.2X Adjusted EBITDA at YE2016. Will remain below 3x in 2017 even as borrowings increase for $355MM capex program that is 80% growth weighted. Credit facility amended in 2016 for more credit at attractive rates; anticipate another amendment in 2017 to fund fleet growth program. Appetite for strategic growth through targeted, complementary acquisitions such as PEMCO to extend footprint, add capabilities and support capacity for current and prospective customers worldwide. Delivering shareholder value Fleet investments and share repurchases will continue to generate attractive returns, generating even greater ATSG value. Adjusted EBITDA for 2017 projected at $260MM, up 23% 14 ATSG – a solid growth story with value appeal

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)		2013		2014		2015		2016
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	$	**(359)**	$	**51,776**	$	**62,563**	$	**34,454**
Impairment Charges		52,585		-		-		-
Pension Settlement		-		6,700		-		-
Non-service components retiree benefit costs		(2,716)		(8,152)		(1,040)		6,815
Debt issuance charge, non-consolidating affiliate		-		-		-		1,229
Lease Incentive Amortization		-		-		-		4,506
Financial Instruments Loss (Gain)		(631)		(1,096)		(920)		18,107
Adjusted Pre-tax Earnings from Cont. Operations		48,879		49,228		60,603		65,111
Interest Income		(74)		(92)		(85)		(131)
Interest Expense		14,249		13,937		11,232		11,318
Depreciation and amortization		91,749		108,254		125,443		135,496
Adjusted EBITDA from Cont. Oper.	$	**154,803**	$	**171,327**	$	**197,193**	$	**211,794**
Debt Obligations - end of period	$	384,515	$	344,094	$	317,658	$	458,721
Debt Obligations/Adjusted EBITDA Ratio*		**2.48**		**2.01**		**1.61**		**2.17**

Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP.

Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs.

Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations.

Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs.

Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity.

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